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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 11, 1996 included in American Ecology Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

Arthur Andersen, LLP



Houston, Texas
December 28, 1998